Rule 497(d)
                                     FT 391


                Supplement to the Prospectus dated April 12, 2000
                            as amended June 14, 2000

                  Sales Charge Discount for Eligible Purchasers

Notwithstanding anything to the contrary in the Prospectus, investors purchasing Units through registered broker/dealers who charge periodic fees in lieu of commissions or who charge for financial planning, investment advisory or asset management services or provide these or comparable services as part of an investment account where a comprehensive "wrap fee" or similar charge is imposed will not be assessed the initial or deferred sales charge as described in the section entitled "Public Offering" in the Prospectus on the purchase of Trust Units.
At the time of purchase of Units pursuant to this provision you may elect to have distributions on your Units reinvested into additional Units of the Trust or distributed to you in cash. We reserve the right to limit or deny purchases of Units pursuant to this provision by investors whose frequent trading activity we determine to be detrimental to the Trust. Dealers and other selling agents will not receive a concession on sales described above, but such sales will be included in determining whether dealers are eligible to receive additional volume concessions.
Dealers and other selling agents can purchase Units which are subject to the initial sales charge at prices which represent a concession or agency commission of 3.5% of the Public Offering Price per Unit during the initial offering period.

May 10, 2001